Exhibit 10.2

FIRST AMENDMENT TO THE EDUCATIONAL PRODUCTS AND SERVICES

AGREEEMENT BETWEEN AGORA
CYBER CHARTER SCHOOL AND K12 VIRTUAL SCHOOLS LLC

The Educational Products and Services Agreement entered into between Agora Cyber Charter School (“Agora”) and K12 Virtual Schools LLC (“K12”), executed November 12, 2009 on behalf of Agora and November 13, 2009 on behalf of K12 is hereby amended, pursuant to Section 19.11, as follows:

The first sentence of Section 8.2.2., regarding employment of teachers, which states, “Unless otherwise mutually agreed in writing, the Program teachers shall be employed by the School and all costs associated with their employment (including, without limitation, salaries, benefits, travel, professional development and other Program related reimbursable expenses) shall be a Program Expense.”, is stricken and replaced with the following sentence:

“The Program teachers shall be employed by the School and all costs associated with their employment (including, without limitation, salaries, benefits, travel, professional development and other Program related reimbursable expenses) shall be a Program Expense.”

Section 8.2.2.1, which states, “8.2.2.1  Teacher Discipline. The Board may hear appeals from disciplinary measures imposed by the Program administration on its teachers, and may also formulate and implement binding decisions on disciplinary matters relating to the School’s teachers. In the event that the parties agree in writing, consistent with Applicable Law, that K12 will employ the teachers directly, then K12 will be empowered to formulate and implement binding decisions on such disciplinary matters pertaining to such teacher.”, is hereby stricken in its entirety and replaced with the following:

“8.2.2.1 Teacher Discipline. The Board may hear appeals from disciplinary measures imposed by the Program administration on Its teachers, and may also formulate and implement binding decisions on disciplinary matters relating to the teachers employed by the School.”

This First Amendment is effective upon full execution by the parties.

In Witness Whereof, Agora and K12 have entered into this First Amendment to the Educational Products and Services Agreement Between Agora Cyber Charter School And K12 Virtual Schools LLC as of the date set forth below:

For and on behalf of		For and on behalf of

Agora Cyber Charter School		K12 Virtual Schools LLC

Signed:	/s/ Travis N. Gery	Signed:	/s/ George B. Hughes, Jr.

Name:	Travis N. Gery	Name:	George B. Hughes, Jr.

Position:	President, Board of Trustees	Position:	Executive Vice President, School Services

Date:	4-8-10	Date:	4-8-10

FIRST AMENDMENT TO THE EDUCATIONAL PRODUCTS AND ADMINISTRATIVE, AND

 TECHNOLOGY SERVICES AGREEMENT BETWEEN AGORA CYBER CHARTER SCHOOL

AND K12 VIRTUAL SCHOOLS LLC

The Educational Products and Administrative, and Technology Services Agreement entered into as of the 13th day of October, 2009, between Agora Cyber Charter School (“Agora” or “Charter School”) and K12 Virtual Schools LLC (“K12”), is hereby amended, pursuant to Section 12.11, as follows:

The second sentence of Section 6.03 entitled “Teachers” contained in ARTICLE VI, “PERSONNEL AND TRAINING”, regarding employment of teachers, which states, “Unless otherwise agreed in writing by K12 and Agora, teachers will be employed by Agora, and Agora will be responsible for all costs associated with the employment of such teachers (including, without limitation, salaries, benefits, travel, professional development and other Charter School related expenses).”, is stricken and replaced with the following sentence:

“The Charter School teachers will be employed by Agora, and Agora will be responsible for all costs associated with the employment of such teachers (including, without limitation, salaries, benefits, travel, professional development and other Charter School related expenses.”

This First Amendment is effective upon full execution by the parties.

In Witness Whereof, Agora and K12 have entered into this First Amendment to the Educational Products and Administrative, and Technology Services Agreement Between Agora Cyber Charter School And K12 Virtual Schools LLC as of the date set forth below:

For and on behalf of		For and on behalf of

Agora Cyber Charter School		K12 Virtual Schools LLC

Signed:	/s/ Travis N. Gery	Signed:	/s/ George B. Hughes, Jr.

Name:	Travis N. Gery	Name:	George B. Hughes, Jr.

Position:	President, Board of Trustees	Position:	Executive Vice President, School Services

Date:	4-8-10	Date:	4-8-10